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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     October 21, 2002
                                                              ----------------

         Commission file number   333-76723
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                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                                       06-1007444
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia             30328-6188
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                     ---------------------------




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ITEM 5.       OTHER EVENTS.

         Effective October 21, 2002, the Simmons Company (the "Company") amended its Credit and Guaranty Agreement dated as of October 29, 1998, as amended (the "Senior Credit Facility"):

          - to permit the Company to repurchase (in the open market) up to $20 million of outstanding 10.25% Series B Senior Subordinated Notes;

          - to permit the Company to repurchase Simmons Holdings, Inc.'s Junior Subordinated PIK Notes as permitted by the Senior Subordinated Notes Indenture;

          - to modify the definition of Consolidated Excess Free Cash Flow and deduct $9.3 million from the fiscal year 2002 excess free cash flow mandatory payment;

          - to permit restricted payments (as defined in the Senior Credit Facility) of $6 million to deceased, terminated or retired management investors in fiscal year 2002;

          - to allow for a $7.5 million investment in an international captive insurance company;

          - to eliminate the requirement that the Company must fix the interest rate on at least 50% of the principal amount of outstanding term loans;

          - to increase the annual asset sale basket from $3 million to $10 million;

          - to adjust the definition of Management Fees and increase the overall cap to $3 million from $2.25 million;

          - to provide an option for a 12 month LIBOR interest rate period in the Revolving Loan Facility and the Tranche A Term Loan; and

          -    to provide for more restrictive financial covenants.

     All capitalized terms used herein and not otherwise defined are used as defined in the Senior Credit Facility.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

               c)   Exhibits

                        10.6.4 Fourth Amendment to Credit and Guaranty Agreement dated as of October 21, 2002 to Credit and Guaranty Agreement dated as of October 29, 1998, as amended.





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY


By:                      /s/ William S. Creekmuir
              ------------------------------------------------
                              William S. Creekmuir
              Executive Vice President and Chief Financial Officer

Date:         October 30, 2002


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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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10.6.4            Fourth Amendment to Credit and Guaranty Agreement dated as of
                  October 21, 2002 to Credit and Guaranty Agreement dated as of October 29, 1998, as amended.